UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

ALESCO FINANCIAL INC.

(formerly Sunset Financial Resources, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2009, Alesco Financial Inc. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Agreement and Plan of Merger, dated February 20, 2009, as amended (the “Merger Agreement”), with Cohen Brothers, LLC, a Delaware limited liability company, and Alesco Financial Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company. Pursuant to the Amendment, the definition of Drop Dead Date set forth in Section 7.1(b)(ii) of the Merger Agreement was changed from September 30, 2009 to December 31, 2009.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

IMPORTANT INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the merger, the Company expects to file an amended registration statement on Form S-4 containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) on or around the date hereof. A registration statement on Form S-4 containing a proxy statement/prospectus in connection with the merger was previously filed with the SEC on June 2, 2009 and August 20, 2009. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN ITS ENTIRETY AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, COHEN BROTHERS, LLC AND THE PROPOSED MERGER BETWEEN THE TWO COMPANIES. A definitive proxy statement will be mailed to the Company’s stockholders. In addition, the Company’s stockholders will be able to obtain the proxy statement/prospectus and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov or by directing a request to Alesco Financial Inc., 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104, Attn: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s stock is set forth in the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2009. Additional information regarding such individuals who may, under the rules of the SEC, be considered to be participants in the solicitation of proxies in connection with the merger is also set forth in the proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits.

Exhibit 2.1	Amendment No. 3 to Agreement and Plan of Merger, dated as of September 30, 2009, by and among Alesco Financial Inc., Cohen Brothers, LLC and Alesco Financial Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: September 30, 2009	By:	/S/ JOHN J. LONGINO

John J. Longino
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1	Amendment No. 3 to Agreement and Plan of Merger, dated as of September 30, 2009, by and among Alesco Financial Inc., Cohen Brothers, LLC and Alesco Financial Holdings, LLC.